UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2024

VILLAGE FARMS INTERNATIONAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Ontario	001-38783	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4700-80th Street British Columbia Canada
Delta, British Columbia, Canada		V4K 3N3
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (604) 940-6012

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	VFF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Chief Operating Officer

On April 24, 2024, Village Farms International, Inc. (the "Company") appointed Ann Gillen Lefever, age 60, as its Chief Operating Officer. In 2022, Ms. Gillen Lefever joined the Company as Executive Vice President, Corporate Affairs, and has been promoted after leading the Company’s communications, strategy, governmental affairs and capital markets functions. Ms. Gillin Lefever was previously Head of the Institutional Sales team at Barclays and Senior Equity Research analyst covering the Consumer Products sector at two Wall Street firms. Ms. Gillin Lefever holds a Bachelor of Science Degree in Finance from Georgetown University and an MBA from The Wharton School.

In connection Ms. Gillin Lefever’s appointment as full-time Chief Operating Officer, Ms. Gillin Lefever will receive a new employment agreement. This employment agreement has not yet been finalized and will be disclosed in an amendment to this Current Report on Form 8-K within four business days of such finalization or in the Company’s next quarterly report on Form 10-Q.

Ms. Gillin Lefever has no family relationship with any of the executive officers or directors of the Company. There is no arrangement or understanding between Ms. Gillin Lefever and any other persons pursuant to which she was selected to serve as an officer of the Company. There are no related party transactions between the Company and Ms. Lefever that would require disclosure under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On April 24, 2024, the Company issued a press release announcing the expansion of its executive team, including the appointment of Ann Gillen Lefever as its Chief Operating Officer. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K under Item 7.01, including the attached Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in this Current Report on Form 8-K under Item 7.01, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release dated April 24, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Village Farms International, Inc.

Date:	April 25, 2024	By:	/s/ Stephen C. Ruffini
Stephen C. Ruffini Executive Vice President and Chief Financial Officer